SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES AND EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):     March 24, 1998
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
                          (Name of Registrant)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02861
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
                     -------------------------------
                     (Registrant's Telephone Number)






Item 5.    Other Events

           The March 24, 1998 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7(c)  Exhibits

           99  Press Release, dated March 24, 1998, of Hasbro, Inc.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: March 24, 1998                    By: /s/ John T. O'Neill
                                              -------------------
                                              John T. O'Neill

                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)






                                  HASBRO, INC.
                           Current Report on Form 8-K
                              Dated March 24, 1998


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

99           Press Release dated March 24, 1998